                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           Westminster Capital, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              WESTMINSTER CAPITAL, INC.

Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Westminster Capital, Inc., a Delaware corporation (the "Company"), scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Thursday, May 15, 1997, at 9:00 a.m. local time, subject to adjournment or postponement by the Board of Directors of the Company, for the following purposes:

    1. To elect seven persons to the Board of Directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

    2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Only holders of record of the Common Stock, Par Value $1.00 per share, of the Company on April 8, 1997 will be entitled to notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

         Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly elected proxy bearing a later date or by (ii) voting in person at the Annual Meeting.

                                       By order of the Board of Directors,
                                        /s/ William Belzberg
                                       William Belzberg
                                       Chairman of the Board
Beverly Hills, California
April 17, 1997

IMPORTANT: If your shares are held in the name of a brokerage firm or nominee, only that firm or nominee can execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account immediately and direct him or her to execute a proxy on your behalf.

                             PLEASE SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD TODAY.

                              WESTMINSTER CAPITAL, INC.
                               9665 WILSHIRE BOULEVARD
                                      SUITE M-10
                               BEVERLY HILLS, CA 90212


--------------------------------------------------------------------------------


                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 15, 1997


--------------------------------------------------------------------------------

                                 GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Westminster Capital, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California on May 15, 1997 at 9:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein, or, if no instructions are marked on the enclosed proxy card, FOR each of the nominees for director as identified on the card (as more fully described below under "Record Date and Voting"). Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters which may properly come before the meeting.

       Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

       The mailing address of the principal executive offices of the Company is 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212, and its telephone number is (310) 278-1930. The approximate date on which this Proxy Statement and the enclosed proxy cards are first being sent to stockholders is April 17, 1997.

RECORD DATE AND VOTING

       Only stockholders of record of the Common Stock, Par Value $1.00 per share, of the Company (the "Common Stock") at the close of business on April 8, 1997 will be entitled to notice of and to vote at the Annual Meeting. As of such date there were 7,834,607 shares of Common Stock outstanding.

       Holders of the Common stock have cumulative voting rights with respect to the election of directors. Therefore, each stockholder will be entitled to that number of votes equal to the number of his or her shares multiplied by seven, which is the number of directors to be elected. The stockholder may
(i) vote for the election of all of the nominees, in which case an amount equal to the number of shares held by such stockholder will be counted as voting for the election of each nominee, (ii) withhold his or her votes with respect to all nominees, or (iii) cast all of his or her votes for a single nominee or distribute them among the nominees as he or she sees fit. The seven nominees receiving the highest number of votes will be elected.

       Shares represented by a properly executed proxy card received by the Company will be counted in the manner specified therein or, if no instructions are marked on the enclosed proxy, for each of the director nominees in an amount equal to the number of shares held by the person(s) executing the proxy. If a holder indicates his or her intention to vote for the election of only certain nominees and fails to indicate the number of votes for each such nominee, such holder's total votes (less any specifically allocated by such holder) will be allocated as equally as possible (without fractional shares) among the nominees named by such holder and for whom no votes have been specifically allocated by the holder and any votes which cannot be allocated evenly will remain unvoted. Similarly, if a holder chooses to vote for the election of only certain nominees and indicates a total number of votes in excess of the number of shares held by such holder multiplied by seven, the total number of votes entitled to be cast by the holder will be divided as equally as possible (without fractional votes) among the nominees indicated by the holder and any votes which cannot be allocated evenly will remain unvoted. In the event any nominee named on the proxy card is not available (an event which is not anticipated), proxy holders will vote for a substitute nominee in their discretion. If any person other than those named on the proxy card is nominated as a candidate by persons other than the Board of Directors, the proxies may be voted in favor of any one or more of the nominees named on the proxy card to the exclusion of others and in such order of preference as the proxy holders may determine in their discretion, except that no proxy will be voted for a nominee as to whom an intention to withhold authority to vote is indicated.

       Stockholders are entitled to one vote per share of Common Stock held by them with respect to all matters other than the election of directors, and generally the affirmative vote of the holders of a majority of the shares present at the meeting or represented by proxy is required to take any action on such matters.

       The rules of the New York and American Stock Exchanges permit member organizations ("brokers") to vote shares on behalf of beneficial owners in the absence of instructions from beneficial owners, but only on certain "routine" matters, including the election of directors. The rules do not permit such votes on "non-routine" matters. Situations where Brokers are unable to vote on non-routine matters are referred to as "broker non-votes." Broker non-votes are not counted as present for purposes of determining a quorum. However, since the only matter expected to be considered at the Annual Meeting is the election of directors, a matter upon which brokers are permitted to vote in the absence of instructions from beneficial owners, broker non-votes are not expected to affect either the determination of a quorum for the meeting or the voting for election of directors.

       Abstentions are not counted as votes cast either for or against a particular matter, but on matters requiring a majority vote of either the number of shares represented at the meeting or the number of shares outstanding, an abstention has the effect of a negative vote. Shares abstaining are normally counted for purposes of determining the presence of a quorum, and abstentions are not permitted with respect to the election of directors. Therefore, abstentions will not affect the determination of a quorum for the Annual Meeting.

SOLICITATION

       The cost of preparing, assembling and mailing this Proxy Statement and the proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors and officers of the Company may solicit consents by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward the consent soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

       Effective with the Annual Meeting of Stockholders, the Board of Directors of the Company will be comprised of seven directors who are elected annually. The Board of Directors has nominated the seven persons listed in the table below as candidates for election by the stockholders. All of the candidates are currently directors of the Company. The term of each person elected as a director will continue until the 1998 Annual Meeting of Stockholders or until his or her successor is elected.

                                   Keenan Behrle
                                   Hyman Belzberg
                                   Samuel Belzberg
                                   William Belzberg
                                   Barbara C. George
                                   Monty Hall
                                   Lester Ziffren

       Mr. Behrle, age 54, became Executive Vice President and Chief Financial Officer of the Company on February 10, 1997. From November, 1993 to February, 1997, Mr. Behrle was engaged in real estate development activities for his own account. From 1991 to November, 1993, Mr. Behrle was President and Chief Executive Officer of Metropolitan Development, Inc., a real estate development company located in Los Angeles, California. Mr. Behrle has been a director of the Company since 1985.

       Mr. Hyman Belzberg, age 72, has been a director of the Company since 1995. He has been for more than the last five years the President of Bel-Alta Holdings Ltd. which is a real estate and mortgage investment company. He operated a large retail furniture business in Calgary, Alberta Canada from 1945 to 1994. Mr. Belzberg is also on the Board of the Canadian Athletic Foundation and is the President of Gaslight Square Ltd. and 623201 Alberta Ltd., both of which are real estate and investment companies.

       Mr. Samuel Belzberg, age 68, has been a director of the Company since 1995. He is the Chairman of the Board of Balfour Holdings Inc., a real estate and land development company in eight cities in the United States and Canada. Mr. Belzberg is a Director of CE Franklin Ltd., an oilfield supply company in Western Canada.

       Mr. William Belzberg, age 64, has served as chairman of the Board of Directors of the Company since 1977. Mr. Belzberg was also President and Chief Executive Officer of the Company in 1987 and 1988 and has served as Chief Executive Officer since September, 1990.

       Dr. George, age 61, has been a director of the Company since 1979.
She has been a Professor of Business Law in the Department of Finance, Real Estate Law in the College of Business Administration, California State University, Long Beach since 1961 and is currently in the position of Associate Dean of Academic Affairs. Also, she has served as the department chairperson. She is a former President of American Business Law Association. Dr. George is chairperson of the Board of Directors of the California State University Forty Niner Shops, Inc., which operates the bookstore and food service operations for the University.

       Mr. Hall, age 75, has been a director of the Company since 1979. He has been a television producer, performer and philanthropist for more than the past twenty-five years.

       Mr. Ziffren, age 72, has been a director of the Company since 1979. For more than the past five years, he has been a retired partner/advisory counsel to the law firm of Gibson, Dunn & Crutcher, Los Angeles, California.

       Mssrs. Hyman Belzberg, Samuel Belzberg and William Belzberg are brothers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

       The Company has a standing Audit Committee. During the past year, the Audit Committee was comprised of Mr. Dwight Baum, Mr. Behrle and Dr. George. All members attended the two meetings of the Audit Committee held during 1996. Mr. Behrle resigned from the Committee when he became an executive officer and an employee of the Company in February, 1997. At the regular meeting of the Board of Directors following the Annual Meeting of Shareholders, the Board will consider the appointment of members to the Audit Committee to serve until such time as their successors are elected an qualified.

       The Board of Directors does not have a standing nominating or compensation committee.

DIRECTOR COMPENSATION

       During 1996, directors of the Company were paid $500 per month for service on the Board and $500 per month for each committee of the Board on which they served, as well as, $500 for each meeting of the Board of Directors or committee which they attended.

       During 1995, five outside Directors of the Company (Dr. George and Messrs. Baum, Behrle, Hall, and Ziffren) each were granted options to purchase up to 10,000 shares of the Company's common stock under the Company's Non-Statutory Stock Option Plan at $1.8125 per share, which is equal to the market price on the date of grant as specified in the Plan. The options are exercisable in four equal annual installments commencing with the first anniversary of the grant date. The options expire five years from the date of grant. All of the previous options outstanding to these Directors were cancelled as a part of this grant.

MEETINGS OF THE BOARD OF DIRECTORS

       During 1996 there were two meetings of the Board of Directors of the Company. All directors participated in at least 75% of the board meetings.

FILING OF CERTAIN REPORTS

       Directors, officers and beneficial owners of more than 10% of the outstanding shares of the Common Stock of the Company are required by rules of the Securities and Exchange Commission to file certain reports with the Commission and the Pacific Stock Exchange (upon which the Company's Common Stock is listed) relating to certain changes in their beneficial ownership of shares and their aggregate holdings at the end of the calendar year. During 1996, Mr. Gerald Fitch who became an executive officer of the Company in October, 1996 failed to file Form 3.


                            EXECUTIVE OFFICER COMPENSATION

       The table set forth below reflects the annual compensation, long-term compensation and other compensation paid during each of the Company's three most recent fiscal years to the chief executive officer of the Company and all other persons who were executive officers at any time during the three fiscal years.

                              SUMMARY COMPENSATION TABLE



                                                                   Long-Term
                                                                Compensation
                                                                 -------------
                                                                   Number of
                                                               Shares Underlying     Other
                                         Annual Compensation        Options      Compensation (2)
                                     ------------------------  ---------------   -----------------
  Name and Principal Position          Year        Salary
  ---------------------------          ----        ------

William Belzberg,                      1996       $200,000            - 0 -          $44,500
  Chairman of the Board and Chief      1995        200,000          250,000(1)         8,000
  Executive Officer of the Company     1994        200,000            - 0 -            8,000


Philip J. Gitzinger,                   1996       $105,208 (3)        - 0 -            - 0 -
  Executive Vice President and         1995        125,000            - 0 -            - 0 -
  Chief Financial Officer              1994         65,000 (3)        50,000           - 0 -


Gerald J. Fitch,                       1996        $31,827 (4)        - 0 -            - 0 -
  Executive Vice President and         1995          - 0 -            - 0 -            - 0 -
  Chief Financial Officer              1994          - 0 -            - 0 -            - 0 -

------------------

    (1) Replaced an option to purchase 150,000 shares granted in 1986 and exercisable at a price of $12.88 per share.

    (2) Other compensation received by Mr. Belzberg consisted of fees earned as a director and, in 1996, premiums paid with respect to a universal life insurance policy for Mr. Belzberg.

    (3) Mr. Gitzinger's salary in each year on an annualized basis was $125,000. Amounts paid in 1994 and 1996 are less because his employment commenced in June, 1994 and ended in October, 1996.

    (4) Mr. Fitch's salary on an annualized basis was $150,000. His salary for 1996 was less because he commenced employment in October, 1996.


STOCK OPTION GRANTS

         No stock options were granted during the fiscal year ended December 31, 1996 to any officer or director of the Company.


STOCK OPTION EXERCISES AND HOLDINGS

         The following table provides information concerning options exercised by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 1996 and unexercised options held by such executives as of December 31, 1996.

                   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                               AND FY-END OPTION VALUES


                                                NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                     SHARES                      SHARES UNDERLYING                    IN-THE-MONEY
                    ACQUIRED                    OPTIONS AT 12/31/96                OPTIONS AT 12/31/96
                       ON        VALUE      -------------------------------- --------------------------------
    NAME            EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
    ----            --------    --------    -----------    -------------       -----------    -------------

William Belzberg      -         $   -          125,000        125,000         $  1,250        $  1,250

Philip J. Gitzinger   20,000    $18,700         -               -             $   -           $   -




INDEMNITY AGREEMENTS

         At the 1987 Annual Meeting of Stockholders of the Company, the stockholders approved indemnity agreements which have been entered into with officers and directors of the Company. The indemnity agreements provide, subject to the satisfaction of certain requirements, for the Company to indemnify an officer or director who is a party to an indemnity agreement against expenses (as defined therein), judgments, fines and penalties incurred by such officer or director in connection with a threatened or pending proceeding in which the officer or director may have been involved by reason of the fact that he or she was an officer or director of the Company, by reason of any action taken by him or her or of an inaction on his or her part while acting as such officer or director or by reason of serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

EXECUTIVE COMPENSATION REPORT

         The policies applicable to determining the compensation of executive officers of the Company are determined by the full Board of Directors, not a committee thereof, except that Mr. William Belzberg, who is both an executive officer and a director, does not participate in the determination of policies affecting his compensation. The following report on executive compensation has been provided by the members of the Board of Directors other than Mr. Belzberg.

         For the fiscal year ended December 31, 1996, the Company paid Mr. Belzberg an annual salary of $200,000, the same salary paid to him in 1995 and 1994. Mr. Belzberg's salary for 1996 was established by the Board of Directors based on his efforts and contributions to the Company in prior years and the expectation that Mr. Belzberg would continue to devote similar time and energy to the Company in 1996 and that the operations of the Company would be substantially similar to the operations conducted in 1995 and 1994. No specific performance criteria were relied upon in setting his salary.

         The option to purchase 250,000 shares of Common Stock of the Company granted to Mr. Belzberg in April 1995 was issued in part to replace an existing option granted to Mr. Belzberg in 1986 to purchase 150,000 shares at an exercise price of $12.88, which significantly exceeded the prices at which the stock was trading when the replacement option was granted. The grant as to the additional shares reflects the Board's favorable view of Mr. Belzberg's performance in managing the Company. No specific criteria were used in arriving at the number of additional shares.


         The compensation of the other executive officers listed in the Summary Compensation Table for the fiscal year ended December 31, 1996, was established by the Board of Directors based upon the prior performance of the individual executive officers and the respective duties and responsibilities to be performed by them in 1996. No specific performance criteria were relied upon in setting their salaries.

Keenan Behrle, Hyman Belzberg, Samuel Belzberg, Barbara C. George, Monty Hall, and Lester Ziffren,

                                               Members of the Board of Directors

THE FOREGOING REPORT OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT BY REFERENCE.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

         The Performance Graph set forth below compares total stockholder return on the Company's Common Stock with total stockholder return on the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Sector for the period from January 1, 1992 through December 31, 1996. For this purpose, total stockholder return is determined by adding the increase in the share price during the period to the cumulative amount of dividends paid during that period, assuming dividend reinvestment. The resulting sum is then divided by the closing share price at December 31, 1991 to reflect the total return as a percentage of that beginning value. For years in which the price of the stock decreased from the beginning of the year to the end of the year, the decrease is reflected in the calculation as a negative number.

                               PERFORMANCE GRAPH

                                 Dow Jones Equity      Dow Jones Real Estate
      Westminster Capital, Inc.    Market Index          Investment Sector
      -------------------------------------------------------------------------
1991                     100                 100                         100
1992                     100              108.61                       90.23
1993                  582.14              119.41                      105.63
1994                     425              120.33                      100.46
1995                     825              166.31                      124.15
1996                  714.29              205.57                      166.48


                                    [GRAPH]


------------------
         THE TOTAL STOCKHOLDER RETURNS AS DEPICTED ON THE GRAPH ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. MANY OF THE COMPANIES INCLUDED IN THE DOW JONES EQUITY INDEX AND IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR HAVE SUBSTANTIALLY GREATER REVENUES AND SUBSTANTIALLY GREATER MARKET CAPITALIZATION THAN THE COMPANY. ALSO THE COMPANIES INCLUDED IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR ARE NOT DIRECTLY COMPARABLE TO THE COMPANY BECAUSE DURING THE FIVE YEAR PERIOD PRESENTED IN THE GRAPH THE COMPANY'S OPERATIONS RELATED TO SEVERAL DIFFERENT INDUSTRIES, ALTHOUGH REAL ESTATE INVESTMENT REPRESENTED A SIGNIFICANT PART OF THE COMPANY'S ACTIVITIES.

         THE PERFORMANCE GRAPH AND RELATED DISCLOSURE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE GRAPH AND SUCH DISCLOSURE BY REFERENCE.

               STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth as of April 8, 1997 the number of shares of the Company's Common Stock known to the Company to be owned beneficially by each person who owned more than 5% of the outstanding shares, by each nominee for election as a director and by all present directors and executive officers, as a group. Except as indicated in the notes to the table, each person named has sole voting and investment power with respect to the shares indicated.

                                SHARES OF COMMON
NAME AND ADDRESS OF             STOCK BENEFICIALLY
BENEFICIAL OWNER                OWNED (1)                     PERCENT OF CLASS
--------------------            ------------------            ----------------

William Belzberg (2)(3)                 1,677,820                   20.51%
9665 Wilshire Blvd.
Suite M-10
Beverly Hills, CA 90212

Hyman Belzberg (2)(4)                   1,549,724                   19.83%
#1420 Aquitaine Towers
540 - 5 Avenue S.W.
Calgary, Alberta
Canada T2P 0M2

Samuel Belzberg (2)(5)                  1,387,048                   17.75%
1177 West Hastings St.
Suite 2000
Vancouver, B.C.
Canada V6E 2K3

Keenan Behrle (6)                           5,000             less than 1%

Barbara C. George, Ph.D. (6)                5,000             less than 1%

Monty Hall (6)                              5,000             less than 1%

Lester Ziffren (6)                          8,000             less than 1%

All Directors and Officers as a
Group (7 persons)                       4,637,592                   58.73%

---------------------------

(1) This table may not reflect limitations on voting power and investment power arising under community property and similar laws.

(2) Messrs. William Belzberg, Hyman Belzberg and Samuel Belzberg are brothers.

(3) Includes 125,000 shares pursuant to an option to purchase 250,000 shares of which 125,000 shares were exerciable as of April 8, 1997. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Belzberg.

(4) Based on a Schedule 13D Amendment, the shares shown in the table as being beneficially owned by Hyman Belzberg are owned of record by Bel-Alta Holdings Ltd., a Canadian corporation, of which Hyman Belzberg is the President, sole director and beneficial owner of a majority of the outstanding shares of capital stock.

(5) Based on a Schedule 13D Amendment, of the shares shown in the table as owned beneficially by Samuel Belzberg, 1,287,048 shares are owned of record by Gibralt Holdings Ltd., a Canadian corporation, of which Samuel Belzberg is the sole director, officer and stockholder, and 100,000 shares by M.D.B. Capital, a Liberian corporation, which has granted to Mr. Belzberg a limited power of attorney with respect to those shares.

(6) Includes 5,000 shares pursuant to an option to purchase 10,000 shares of which 5,000 shares were exercisable as of April 8, 1997.

                           THE COMPANY'S RELATIONSHIP WITH
                            INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG Peat Marwick LLP has been selected by the Company's Board of Directors each year since 1993 to serve as the independent certified public accountants for the Company. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make any statement they desire to make and they are expected to be available to respond to appropriate questions.


                               STOCKHOLDERS' PROPOSALS

         Any stockholder of the Company wishing to submit a proposal for inclusion in the proxy statement relating to the Company's 1998 Annual Meeting of Stockholders must have delivered such proposal to the Company at its principal office on or before December 20, 1997. The Board of Directors will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in the 1998 proxy solicitation materials. An eligible stockholder is one who at the time of submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 1998 Annual Meeting of Stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

                                    ANNUAL REPORT

         Concurrently with this Proxy Statement the Company is providing to each stockholder a copy of its Annual Report to Stockholders, which consists of its Annual Report on Form 10-K filed with the Securities and Exchange Commission. If for any reason a stockholder does not receive the accompanying Annual Report, the Company will provide any such stockholder a copy (without charge) upon the stockholder's written request. Requests should be directed to: Westminster Capital, Inc., Attn: Shareholders Relations, 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212.

                        By order of the Board of Directors,

                        /s/ Keenan Behrle

                        Keenan Behrle
                        Corporate Secretary



Beverly Hills, California
April 17, 1997

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute the proxy. Accordingly, please contact the person responsible for your account and give instructions regarding the execution of the enclosed consent.

                                      PROXY
                            WESTMINSTER CAPITAL, INC.

     The undersigned hereby appoints William Belzberg and Keenan Behrle, and either of them acting alone, with full power of substitution and revocation, as proxies of the undersigned to vote all shares of Common Stock of Westminster Capital, Inc. (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company to be held on May 15, 1997, or at any adjournment or postponement thereof, upon the matters referred to on the reverse side of this Proxy, and, in their discretion, upon any other business that may come before the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE.

     IMPORTANT - PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                              /SEE REVERSE SIDE/

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

1.   Election of Directors.

NOMINEES: KEENAN BEHRLE, HYMAN BELZBERG, SAMUEL BELZBERG, WILLIAM BELZBERG,
          BARBARA C. GEORGE, MONTY HALL, LESTER ZIFFREN

               / /  FOR ALL NOMINEES         / /  WITHHELD FROM ALL NOMINEES

/ /
   -------------------------------------------------------------------------
For only the nominees listed above and allocate my votes among them equally unless otherwise specified above.


                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

If the total number of votes indicated above exceeds the number of votes the undersigned is entitled to cast, the undersigned's votes shall be divided as equally as possible among the nominees indicated by the undersigned.

(Please date this Proxy and sign EXACTLY as your name appears on this card. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers should give full title. This Proxy shall be valid and may be voted, however, regardless of form of signature).


Signature                Date            Signature               Date
         ---------------     -----------          --------------     ----------